UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

WESTERN IOWA ENERGY, LLC
 (Exact name of registrant as specified in its charter)

Iowa	000-51965	41-2143913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 S. Center Street P.O. Box 399 Wall Lake, Iowa	51466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 664-2173

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure and Item 8.01 Other Events

The Registrant sent a letter to its unit holders related to the pending member vote on the proposed consolidation with REG Newco, Inc., which letter the unit holders are expected to receive on or about February 16, 2010. The letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure and Item 8.01 Other Events. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.	Description
99.1	Letter from Western Iowa Energy, LLC to unit holders dated February 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN IOWA ENERGY, LLC

February 17, 2010	/s/ John Geake

Date	John Geake, Vice Chairman